HOWARD WEIL April 5, 2005

Forward-Looking Statements Statements made in the course of this presentation that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time-to- time in the Company's filings with the U.S. Securities and Exchange Commission. Any decision regarding the Company or its securities should be made upon careful consideration of not only the information here presented, but also other available information, including the information filed by the Company with the SEC. Copies of these filings may be obtained by contacting the Company or the SEC.

The Combined Company Market Cap - $8 Billion Revenues - $4 Billion 18,000 Employees S&P 500

Revenue Breakdown Rig Technology Group Petroleum Services & Supplies Distribution Services 0.43 0.35 0.22

Utilization U.S. Land Rigs Supply Demand Utilization 1955 2996 2480 0.828 1956 3025 2618 0.865 1957 2793 2287 0.819 1958 2715 1745 0.643 1959 2811 2277 0.81 1960 2837 1982 0.699 1961 2535 1886 0.744 1962 2300 1652 0.718 1963 2514 1810 0.72 1964 2479 1845 0.744 1965 2343 1733 0.74 1966 2259 1534 0.679 1967 2114 1381 0.653 1968 1825 1304 0.714 1969 1827 1462 0.8 1970 1662 1166 0.701 1971 1592 1120 0.704 1972 1551 1211 0.781 1973 1570 1309 0.834 1974 1715 1602 0.934 1975 1839 1702 0.926 1976 1964 1764 0.898 1977 2186 2113 0.967 1978 2524 2466 0.977 1979 2802 2531 0.903 1980 3255 3140 0.965 1981 4316 4226 0.979 1982 5139 2936 0.571 1983 4832 2327 0.482 1984 4102 2768 0.675 1985 3940 2346 0.595 1986 3573 941 0.263 1987 2956 1232 0.417 1988 2429 1289 0.531 1989 2249 1242 0.552 1990 2061 1472 0.714 1991 2006 1306 0.651 1992 1809 1089 0.602 1993 1660 1120 0.675 1994 1613 1049 0.65 1995 1500 1047 0.698 1996 1425 1071 0.752 1997 1428 1235 0.865 1998 1449 1092 0.754 1999 1384 699 0.505 2000 1370 1006 0.734 2001 1452 1350 0.93 2003 1488 1160 0.78 2004 1736 1458 0.84

Strategic Execution IPO

Strategic Execution IPO Ross Hill

Strategic Execution IPO Ross Hill Dreco

Strategic Execution IPO Ross Hill Dreco Harrisburg

Strategic Execution IPO Ross Hill Dreco Harrisburg Continental Emsco

Strategic Execution IPO Ross Hill Dreco Harrisburg Continental Emsco IRI (Bowen) Hitec

Strategic Execution IPO Ross Hill Dreco Harrisburg Continental Emsco IRI (Bowen) Hitec Hydralift

Strategic Execution IPO Ross Hill Dreco Harrisburg Continental Emsco IRI (Bowen) Hitec Hydralift Varco

New Build Economic Potential Jackup (300' WD)

Driller's Cabin - Then

Driller's Cabin - Now

Driller's Cabin - Now

Pipe Handler

Vertical Riser Handling

Casing Running Tool

Hex Mud Pump

Continuous Circulation System

NXT Blowout Preventer

IDEAL(tm) Rig

Slips & Iron Roughneck

Well Servicing Rigs

Coiled Tubing

Downhole Drilling Motor

Tubular Services Riser Inspection Tool Linalog Combo In-Line Inspection Tool TCS Titanium Hardbanding Drilling Services Electronic Driller VSM Ultra shaker Rigsense Technology Investments

Direct Integration

HOWARD WEIL April 5, 2005

HOWARD WEIL

April 5, 2005

Forward-Looking Statements

Statements made in the course of this presentation that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time-to-time in the Company's filings with the U.S. Securities and Exchange Commission. Any decision regarding the Company or its securities should be made upon careful consideration of not only the information here presented, but also other available information, including the information filed by the Company with the SEC. Copies of these filings may be obtained by contacting the Company or the SEC.

The Combined Company

- Market Cap - $8 Billion
- Revenues - $4 Billion
- 18,000 Employees
- S&P 500

Revenue Breakdown


Rig Technology Group, 43%
Distribution Services, 22%
Petroleum Services & Supplies, 35%

Utilization

U.S. Land Rigs



100%
80%
60%
40%
20%
0%
6000
5000
4000
3000
2000
1000
0
1970
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000
2004
Utilization
Supply
Demand

Strategic Execution



IPO

Strategic Execution



IPO

Ross Hill

Strategic Execution



- IPO
- Ross Hill
- Dreco

Strategic Execution



IPO

Ross Hill

Dreco

Harrisburg

Strategic Execution



IPO

Ross Hill

Dreco

Harrisburg

Continental Emsco

Strategic Execution



- IPO
- Ross Hill
- Dreco
- Harrisburg
- Continental Emsco
- IRI (Bowen)
- Hitec

Strategic Execution



- IPO
- Ross Hill
- Dreco
- Harrisburg
- Continental Emsco
- IRI (Bowen)
- Hitec
- Hydralift

Strategic Execution



- IPO
- Ross Hill
- Dreco
- Harrisburg
- Continental Emsco
- IRI (Bowen)
- Hitec
- Hydralift
- Varco

New Build Economic Potential

Jackup (300' WD)

$ Millions	1996	2001	2005
Drawworks/Derrick/etc.	$ 3.0	$ 6.5	$ 7.0
Mud System	$ 2.0	$ 3.1	$ 3.1
SCR	$ -	$ 2.3	$ 2.3
Fabrication	$ -	$ 0.5	$ 0.5
Handling Tools	$ -	$ 0.6	$ 1.8
Drilling Controls	$ -	$ 3.1	$ 3.1
Cranes	$ -	$ 2.8	$ 2.8
Automated Pipe Handling	$ -	$ 2.5	$ 3.7
Jacking Systems	$ -	$ -	$ 7.5
Rig Skidding	$ -	$ -	$ 0.5
Production Tensioners	$ -	$ -	$ 2.5
Hydraulic Power Unit	$ -	$ -	$ 0.4
BOP Handling	$ -	$ -	$ 0.7
BOP & Controls	$ -	$ -	$ 2.7
Solids Control	$ -	$ -	$ 1.8
Total	$ 5.0	$21.4	$40.4

Driller's Cabin - Then



Driller's Cabin - Now



Driller's Cabin - Now



Pipe Handler



Vertical Riser Handling



Casing Running Tool



Hex Mud Pump



Continuous Circulation System



NXT Blowout Preventer






08 02 2004

IDEAL™ Rig







Slips & Iron Roughneck



Well Servicing Rigs




NATIONAL OILWELL



Coiled Tubing



Downhole Drilling Motor



Technology Investments





Drilling Services

- Electronic Driller
- VSM Ultra shaker
- Rigsense

Tubular Services

- Riser Inspection Tool
- Linalog Combo In-Line Inspection Tool
- TCS Titanium Hardbanding

Direct Integration


DIRECT INTEGRATION

HOWARD WEIL

April 5, 2005